Exhibit 99.1

CapitalSouth Bancorp Announces Second Quarter 2006 Results

FOR IMMEDIATE RELEASE - Birmingham, Alabama (July 27, 2006) - CapitalSouth Bancorp (“CapitalSouth”) (NASDAQ-GM: CAPB) today announced results for the second quarter of 2006.

Total assets at the end of the quarter were $448.4 million, a 23.8% increase over the $362.1 million at the end of the second quarter 2005. Deposits grew 25.5% during the same period, ending the second quarter 2006 at $378.4 million. Shareholders’ equity ended the second quarter at $39.7 million, or $13.39 per share, up $1.71 from June 30, 2005.

For the quarter ended June 30, 2006, CapitalSouth reported earnings of $994,000, up 47.9% from the second quarter 2005. During the quarter the Company recognized an after-tax gain of $666,000 from the sale of its investment in Consumer National Bank in Jackson, Mississippi (“CNB”), in connection with the acquisition of CNB by another bank. Partially offsetting this gain was $170,200 of after-tax expense related to granting employee incentive stock options. For the quarter, diluted earnings per share increased 10% to $.33 from the $.30 reported for the second quarter 2005. Earnings in the second quarter 2006 resulted in a return on average shareholders’ equity (ROE) of 10.09% compared to 10.36% in the same quarter of 2005, and a return on average assets (ROA) of .89% compared to .75% for the same quarter of 2005.

During the second quarter 2006, CapitalSouth recorded a loan loss provision of $104,000 and recognized $142,000 in net charge-offs, representing .16% of average total loans for the period compared with .02% for the second quarter of 2005. This increase in net losses was primarily the result of identifying loan losses in one market. Mr. W. Dan Puckett, Chairman and CEO, stated, “The Company has enjoyed below market loan losses for an extended time. We believe that our loan losses will approach peer levels as our portfolios mature in our new markets. Loan losses could also be impacted by a weakening economy.” At June 30, 2006, nonperforming assets remained at .55% of period end loans and other real estate compared to December 31, 2005. The allowance for loan losses as a percentage of period end nonperforming loans was 260% at June 30, 2006, up from 229% at December 31, 2005.

“2006 continues to be a year of investment for our Company. I am very pleased with the growth in our new markets,” commented Mr. Puckett. “In the second quarter, our newest market, Jacksonville, Florida, had very strong average asset growth compared to the first quarter. Our Huntsville, Alabama market’s average assets grew 21% from the first quarter of 2006, and 148% compared to the second quarter of 2005. We believe our business model is working well in these markets and anticipate continued strong growth as we develop these markets.”

CapitalSouth Bancorp is a bank holding company operating nine full service banking offices and two loan production offices through two bank subsidiaries as follows: CapitalSouth Bank with seven full service banking offices in Birmingham and Huntsville Alabama, and Jacksonville Florida, as well as loan production offices in Fort Lauderdale, Florida and Atlanta, Georgia; and Capital Bank with two full service banking offices in Montgomery Alabama. CapitalSouth targets small to medium-sized businesses in the markets it serves. Two of CapitalSouth Bank’s offices operate under the name “Banco Hispano” and provide financial services to the growing Latino community prevalent in their areas. CapitalSouth offers SBA lending services and other similar programs for business owners through its Business Capital Group, which operates through full-service offices as well as the loan production offices. CapitalSouth also provides Internet banking services at www.capitalsouthbank.com and www.capitalbankal.com as well as personal investment services.

CapitalSouth Bancorp common stock is traded on the NASDAQ Global Market System under the symbol “CAPB”.

This press release contains “forward-looking” statements as defined by the Private Securities Litigation Reform Act of 1995, which is based on CapitalSouth’s current expectations, estimates and projections about future events and financial trends affecting the financial condition of its business. These statements are not historical facts or guarantees of future performance, events, or results. Such statements involve potential risks and uncertainties and, accordingly, actual performance results may differ materially. CapitalSouth undertakes no obligation to publicly update or revise forward-looking statements, whether as a result of new, updated information, future events, or otherwise.

Contacts:	W. Dan Puckett	Carol Marsh
	Chief Executive Officer	Chief Financial Officer
	(205) 870-1939	(205) 870-1939

CapitalSouth Bancorp
(Unaudited Financial Highlights)
(in thousands, except for per share amounts and percentages)

	Three Months Ended
	June 30		Percentage
	2006	2005	Change

Net interest income	$3,975	$3,135	26.8%
Provision for loan losses	104	344	-69.8%
Noninterest income	1,434	645	122.3%
Noninterest expense	3,697	2,438	51.6%
Income before provision for income taxes	1,608	998	61.1%
Provision for income taxes	614	326	88.3%
Net income	$994	$672	47.9%

Weighted average common and common
equivalent shares outstanding
Basic	2,964	2,245	32.0%
Diluted	3,024	2,276	32.9%

Net income per common share
Basic	$0.34	$0.30	13.3%
Diluted	$0.33	$0.30	10.0%

Return on average assets	0.89%	0.75%
Return on average tangible assets	0.89%	0.75%
Return on average equity	10.09%	10.36%
Return on average tangible equity	10.43%	10.37%

	Noninterest Income

Service charges on deposits	$271	$235	15.3%
Investment banking income, net	22	12	83.3%
Business Capital Group loan income	6	291	-97.9%
Other	1,135	107	960.7%
Total noninterest income	$1,434	$645	122.3%

	Noninterest Expense

Salaries and employee benefits	$2,063	$1,332	54.9%
Occupancy and equipment expense	558	403	38.5%
Professional fees	364	246	48.0%
Advertising	172	106	62.3%
Other	540	351	53.8%
Total noninterest expense	$3,697	$2,438	51.6%

CapitalSouth Bancorp
(Unaudited Financial Highlights)
(in thousands, except for per share amounts and percentages)

	Six Months Ended
	June 30		Percentage
	2006	2005	Change

Net interest income	$7,605	$6,097	24.7%
Provision for loan losses	340	501	-32.1%
Noninterest income	1,996	1,233	61.9%
Noninterest expense	6,981	4,902	42.4%
Income before provision for income taxes	2,280	1,927	18.3%
Provision for income taxes	822	614	33.9%
Net income	$1,458	$1,313	11.0%

Weighted average common and common
equivalent shares outstanding
Basic	2,953	2,244	31.6%
Diluted	3,014	2,274	32.5%

Net income per common share
Basic	$0.49	$0.59	-16.9%
Diluted	$0.48	$0.58	-17.2%

Return on average assets	0.67%	0.75%
Return on average tangible assets	0.67%	0.75%
Return on average equity	7.50%	10.32%
Return on average tangible equity	7.75%	10.32%

	Noninterest Income

Service charges on deposits	$527	$475	10.9%
Investment banking income, net	94	33	184.8%
Business Capital Group loan income	138	536	-74.3%
Other	1,237	189	554.5%
Total noninterest income	$1,996	$1,233	61.9%

	Noninterest Expense

Salaries and employee benefits	$3,989	$2,687	48.5%
Occupancy and equipment expense	1,079	842	28.1%
Professional fees	691	428	61.4%
Advertising	342	220	55.5%
Other	880	725	21.4%
Total noninterest expense	$6,981	$4,902	42.4%

	June 30,	June 30,	Percentage
Period End Balances:	2006	2005	Change
Total assets	$448,330	$362,096	23.8%
Earning assets	426,134	344,860	23.6%
Securities	67,805	59,802	13.4%
Loans held for sale	-	89	-100.0%
Loans	348,620	277,896	25.4%
Allowance for loan losses	4,011	3,526	13.8%
Deposits	378,367	301,471	25.5%
Borrowings	26,185	30,537	-14.3%
Stockholders' equity	39,743	26,247	51.4%

Equity to assets	8.86%	7.25%
Leverage ratio	8.74%	7.49%
Book value per common share	$13.39	$11.68	14.6%
Tangible book value per common share	$12.96	$11.68	11.0%
Ending shares outstanding	2,969	2,247	32.1%

Asset Quality Analysis
(in thousands, except percentages)
	As of / For the Three Months Ended
	June 30, 2006	Mar 31, 2006	Dec 31, 2005	Sept 30, 2005	June 30, 2005
Nonacrrual loans	$1,545	$2,135	$1,684	$1,281	$1,283
Loans past due 90 days or more
and still accruing	-	-	-	-	-
Other real estate owned and repossessions	357	298	111	320	329
Total nonperforming assets	1,902	2,433	1,795	1,601	1,612
Total nonperforming assets as a percentage
of period-end loans and other real estate	0.55%	0.72%	0.55%	0.56%	0.58%
Allowance for loan losses	$4,011	$4,048	$3,856	$3,744	$3,526
Provision for loan losses	104	236	156	257	345
Loans charged off	152	67	75	67	36
Loan recoveries	10	23	31	28	22
Net charge-offs	142	44	44	39	14
Allowance for loan losses as a
percentage of period-end loans	1.15%	1.20%	1.18%	1.31%	1.27%
Allowance for loan losses as a
percentage of period-end nonperforming
loans	259.61%	189.60%	228.98%	292.27%	274.82%
Net losses to average loans
(annualized)	0.16%	0.05%	0.06%	0.06%	0.02%

GAAP Reconciliation and Management Explanation for Non-GAAP Financial Measures

The information set forth above contains certain financial information determined by methods other than in accordance with GAAP. These non-GAAP financial measures are “return on average tangible equity,” “return on average tangible assets,” and “tangible book value per common share.” Our management uses these non-GAAP measures in its analysis of CapitalSouth’s performance.

“Return on average tangible equity” is defined as annualized earnings for the period divided by average equity reduced by average goodwill and other intangible assets. “Return on average tangible assets” is defined as annualized earnings for the period divided by average assets reduced by average goodwill and other intangible assets. Our management includes these measures because it believes that they are important when measuring CapitalSouth’s performance against entities with higher levels of goodwill and other intangibles. These measures are used by many investors as part of their analysis of the bank holding company’s performance.

“Tangible book value per common share” is defined as total equity reduced by recorded intangible assets divided by total common shares outstanding. This measure is important to many investors in the marketplace who are interested in changes from period to period in book value per share exclusive of changes in intangible assets. Goodwill, an intangible asset that is recorded in a purchase business combination, has the effect of increasing total book value while not increasing the tangible assets of the company.

These disclosures should not be viewed as a substitute for results determined in accordance with GAAP, and are not necessarily comparable to non-GAAP performance measures which may be presented by other bank holding companies. The following reconciliation table provides a more detailed analysis of these non-GAAP performance measures.

	As of / For the Three Months Ended June 30,
	(in thousands, except percentages)
	2006	2005
Book value of equity	$39,743	$26,247
Intangible assets	1,277	7
Book value of tangible equity	$38,466	$26,240
Average assets	$449,202	$360,927
Average intangible assets	1,277	7
Average tangible assets	$447,925	$360,920
Return on average assets	0.89%	0.75%
Effect of average intangible assets	0.00%	0.00%
Return on average tangible assets	0.89%	0.75%
Average equity	$39,494	$26,005
Average intangible assets	1,277	7
Average tangible equity	$38,217	$25,998
Return on average equity	10.09%	10.36%
Effect of average intangible assets	0.34%	0.01%
Return on average tangible equity	10.43%	10.37%
Per Share:
Book value	$13.39	$11.68
Effect of intangible assets	0.43	-
Tangible book value	$12.96	$11.68

percentages are annualized

	As of / For the Six Months Ended June 30,
	(in thousands, except percentages)
	2006	2005
Book value of equity	$39,743	$26,247
Intangible assets	1,277	7
Book value of tangible equity	$38,466	$26,240
Average assets	$437,992	$354,844
Average intangible assets	1,277	7
Average tangible assets	$436,715	$354,837
Return on average assets	0.67%	0.75%
Effect of average intangible assets	0.00%	0.00%
Return on average tangible assets	0.67%	0.75%
Average equity	$39,193	$25,652
Average intangible assets	1,277	7
Average tangible equity	$37,916	$25,645
Return on average equity	7.50%	10.32%
Effect of average intangible assets	0.25%	0.00%
Return on average tangible equity	7.75%	10.32%
Per Share:
Book value	$13.39	$11.68
Effect of intangible assets	0.43	-
Tangible book value	$12.96	$11.68

percentages are annualized

CAPITALSOUTH BANCORP AND SUBSIDIARIES
Consolidated Balance Sheets
(unaudited)
June 30, 2006 and 2005

Assets	2006	2005

Cash and cash equivalents	$9,037,857	7,048,856
Federal funds sold	5,244,233	2,779,244
Securities available–for–sale	37,743,681	26,244,882
Securities held–to–maturity, fair values of $26,576,979 and
$30,896,744 at June 30, 2006 and 2005, respectively	27,874,012	31,174,075
Federal Home Loan Bank stock	1,222,300	1,219,200
Federal Reserve Bank stock	894,650	594,250
Loans held–for–sale	—	88,529
Loans	348,619,600	277,896,489
Allowance for loan losses	(4,010,751)	(3,525,835)
Net loans	344,608,849	274,370,654
Premises and equipment, net	10,675,984	9,271,646
Bank–owned life insurance	4,465,759	4,293,383
Other assets	6,562,554	5,011,246
Total assets	$448,329,879	362,095,965
Liabilities and Stockholders’ Equity
Deposits:
Interest–bearing	$326,057,378	257,361,073
Noninterest–bearing	52,310,055	44,110,383
Total deposits	378,367,433	301,471,456
Federal funds purchased	1,510,000	1,130,000
Borrowed funds	6,000,000	10,811,507
Repurchase agreements	10,942,359	12,201,652
Note payable	—	1,205,000
Subordinated debentures	7,733,000	5,000,000
Other liabilities	4,034,504	4,029,556
Total liabilities	408,587,296	335,849,171
Stockholders’ equity:
Preferred stock, $0.01 par value. Authorized 500,000 shares;
issued and outstanding none	—	—
Common stock, $1 par value. Authorized 7,500,000 and 5,000,000 shares, respectively; issued 3,053,646 and 2,331,779 shares at
June 30, 2006 and 2005, respectively; outstanding 2,968,816 and
2,246,949 shares at June 30, 2006 and 2005, respectively	3,053,646	2,331,779
Treasury stock, at cost, 84,830 shares in 2006 and 2005	(1,255,060)	(1,255,060)
Paid–in surplus	26,190,009	15,219,179
Retained earnings	12,550,958	10,293,074
Accumulated other comprehensive loss, net	(796,970)	(342,178)
Total stockholders’ equity	39,742,583	26,246,794
Total liabilities and stockholders’ equity	$448,329,879	362,095,965

CAPITALSOUTH BANCORP AND SUBSIDIARIES
Consolidated Statements of Income
Three and Six Months Ended June 30, 2006 and 2005
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
Interest income:
Interest and fees on loans	$6,818,665	4,625,210	$12,981,200	8,721,621
Interest on securities	668,608	559,981	1,338,321	1,122,579
Interest on federal funds sold	120,048	17,266	136,698	29,087
Total interest income	7,607,321	5,202,457	14,456,219	9,873,287
Interest expense:
Interest on deposits	3,266,106	1,667,031	5,979,140	2,967,881
Interest on debt	366,555	400,106	871,775	808,322
Total interest expense	3,632,661	2,067,137	6,850,915	3,776,203
Net interest income	3,974,660	3,135,320	7,605,304	6,097,084
Provision for loan losses	104,450	344,353	340,456	500,732
Net interest income after provision for loan losses	3,870,210	2,790,967	7,264,848	5,596,352
Noninterest income:
Service charges on deposits	270,538	235,226	526,661	474,647
Investment banking income, net	21,860	11,513	94,102	33,058
Gain on sale of available–for–sale securities, net	—	—	—	—
Business Capital Group loan income	5,582	291,257	137,774	535,719
Bank–owned life insurance	41,070	44,479	83,418	88,959
Other noninterest income	1,095,505	62,354	1,154,073	100,098
Total noninterest income	1,434,555	644,829	1,996,028	1,232,481
Noninterest expense:
Salaries and employee benefits	2,062,819	1,331,667	3,989,291	2,687,483
Occupancy and equipment expense	557,876	403,303	1,078,644	841,904
Professional fees	363,533	246,266	690,934	428,046
Advertising	172,216	106,143	341,544	219,777
Other noninterest expense	540,559	350,007	880,302	724,570
Total noninterest expense	3,697,003	2,437,386	6,980,715	4,901,780
Income before provision for income taxes	1,607,762	998,410	2,280,161	1,927,053
Provision for income taxes	614,136	325,963	822,289	613,579
Net income	$993,626	672,447	$1,457,872	1,313,474
Basic earnings per share	$0.34	0.30	$0.49	0.59
Basic weighted average shares outstanding	2,963,945	2,244,942	2,953,147	2,243,588
Diluted earnings per share	$0.33	0.30	$0.48	0.58
Diluted weighted average shares outstanding	3,024,187	2,275,702	3,014,283	2,274,354

	Average Balance Sheet and Net Interest Analysis on a Fully Tax-Equivalent Basis For the Three Months Ended June 30,
	2006			2005
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
	(Dollar amounts in thousands)
Assets
Earning assets:
Loans, net of unearned
income	$345,447	$6,825	7.92%	$277,475	$4,629	6.69%
Investment securities	67,572	685	4.07	59,095	564	3.83
Other earning assets	12,063	149	4.95	4,698	47	4.01

Total earning assets	425,082	7,659	7.23	341,268	5,240	6.16

Other assets	24,120			19,659

Total assets	$449,202			$360,927

Liabilities and shareholders' equity
Interest-bearing liabilities:
NOW and money market accounts	119,846	1,083	3.62	77,039	418	2.18
Savings deposits	3,822	3	0.31	3,676	3	0.33
Time deposits < $100,000	173,016	1,859	4.31	133,869	1,030	3.09
Time deposits > $100,000	26,644	253	3.81	26,069	177	2.72
State of Alabama
time deposits	6,030	68	4.52	5,780	39	2.71
Federal funds purchased	294	2	2.73	14,527	118	3.26
FHLB advances	6,000	88	5.88	11,000	107	3.90
Repurchase agreements	11,006	127	4.63	12,136	77	2.54
Subordinated debentures	7,733	150	7.78	5,000	83	6.66
Other borrowings	-	-		1,205	15	4.99

Total interest-bearing
liabilities	354,391	3,633	4.11	290,301	2,067	2.86

Net interest spread		4,026	3.12		3,173	3.30

Noninterest-bearing
demand deposits	51,550			41,479
Accrued expenses and
other liabilities	3,766			3,142
Stockholders' equity	40,204			26,390
Unrealized gain (loss) on
securities	(709)			(385)

Total liabilities and
stockholders' equity	$449,202			$360,927

Impact of noninterest-bearing
sources and other
changes in balance
sheet composition			0.68			0.43

Net interest margin			3.80%			3.73%

	Average Balance Sheet
	and Net Interest Analysis on a Fully Tax-Equivalent Basis For
	the Six Months Ended June 30,
	2006			2005
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
	(Dollar amounts in thousands)
Assets
Earning assets:
Loans, net of unearned
income	$338,731	$12,994	7.74%	$272,235	$8,729	6.47%
Investment securities	67,139	1,358	4.08	59,960	1,127	3.79
Other earning assets	7,802	199	5.14	4,672	91	3.93

Total earning assets	413,672	14,551	7.09	336,867	9,947	5.95

Other assets	24,320			17,977

Total assets	$437,992			$354,844

Liabilities and shareholders' equity
Interest-bearing liabilities:
NOW and money market accounts	108,789	1,810	3.36	78,309	778	2.00
Savings deposits	3,817	7	0.37	3,718	6	0.33
Time deposits < $100,000	169,124	3,538	4.22	125,450	1,793	2.88
Time deposits > $100,000	26,145	496	3.83	25,970	320	2.48
State of Alabama
time deposits	6,007	129	4.33	5,780	71	2.48
Federal funds purchased	5,251	127	4.88	18,022	267	2.99
FHLB advances	7,199	212	5.94	11,000	205	3.76
Repurchase agreements	11,054	242	4.41	12,810	153	2.41
Subordinated debentures	7,733	290	7.56	5,000	158	6.37
Other borrowings	-	-		1,205	25	4.18

Total interest-bearing
liabilities	345,119	6,851	4.00	287,264	3,776	2.65

Net interest spread		7,700	3.09		6,171	3.30

Noninterest-bearing
demand deposits	49,874			39,014
Accrued expenses and
other liabilities	3,806			2,914
Stockholders' equity	39,830			25,992
Unrealized gain (loss) on
securities	(637)			(340)

Total liabilities and
stockholders' equity	$437,992			$354,844

Impact of noninterest-bearing
sources and other
changes in balance
sheet composition			0.66			0.39

Net interest margin			3.75%			3.69%